UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 16, 2019

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 16, 2019, NF Funding I, LLC (the “Borrower”), wholly-owned, special purpose financing subsidiary of Nicholas Financial, Inc. (the “Company”) entered into a Consent and First Amendment (the “First Amendment”) to the senior secured credit facility (the “Credit Facility”) pursuant to a credit agreement with Ares Agent Services, L.P., as administrative agent and collateral agent (the “Administrative Agent”), and the lenders that are party thereto (the “Credit Agreement”). A copy of the Consent and First Amendment to the Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The First Amendment consisted of the following:

•	The Administrative Agent approved ML Credit as an approved seller and amended the dealer agreement definition in Section 1.1 of the Credit Facility to included ML Receivables;
•	The Borrower is allowed to repay the principal of the Credit Facility; and
•	Excess Concentration amounts relate to the aggregated Invested Amount of Eligible Receivables that are serviced by a single branch exceeds 7.5% of the Total Invested Amount are removed.

The Credit Agreement and the other loan documents contain customary events of default and negative covenants, including but not limited to those governing indebtedness, liens, fundamental changes, investments, and sales of receivables. If an event of default occurs, the lenders could increase borrowing costs, restrict the Borrower’s ability to obtain additional advances under the Credit Facility, accelerate all amounts outstanding under the Credit Facility, enforce their interest against collateral pledged under the Credit Facility or enforce their rights under the Company’s guarantees.

Once sold to the Borrower, the assets are separate and distinct from the Company’s own assets and are not available to its creditors should the Company become insolvent, although they will be presented on a consolidated basis on the Company’s balance sheet.

Item 9.01	Financial Statements and Exhibits

Exhibit #	Description

10.1	Consent and First Amendment to Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: August 19, 2019	/s/ Kelly M. Malson
Kelly M. Malson
Chief Financial Officer (Principal Financial Officer)